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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
             OF THE SECURITIES EXCHANGE ACT OF 1934 December 5, 2007


                         WIRELESS XCESSORIES GROUP, INC.
             (Exact name of Registrant as specified in its charter)


          DELEWARE                       0-27996                 133835420
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                1840 County Line Rd. Huntingdon Valley, PA 19006
          (Address of principal executive offices, including zip code)

                                  215-322-4600
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
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ITEM 8.01. OTHER EVENTS

Effective Dec 5, 2007, the Board of Directors of the Registrant has authorized management to repurchase up to 200,000 shares of the Registrant's common stock. The stock repurchase program will expire on Dec. 4, 2008.

Stock repurchases under this program may be made through open market and privately negotiated transactions at times and in such amounts as management deems appropriate. The timing and actual number of shares repurchased will depend on a variety of factors including price, corporate and regulatory requirements and other market conditions.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Wireless Xcessories Group, Inc.


Date: December 6, 2007                     By: /s/ Stephen Rade
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                                               Stephen Rade
                                               CEO and Chairman